RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Dec. 29, 2019
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2019	2018

Employee termination and benefit costs	$17,064	$7,767
Exit, relocation and other costs	17,190	13,620
Net loss on disposal and write-downs of property, plant and equipment, right-of-use assets and software related to exit activities	13,061	12,394
Acquisition-related transaction costs	14	447
	$47,329	$34,228